SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: February 6, 2004

THE LUBRIZOL CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-5263	34-0367600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29400 Lakeland Boulevard Wickliffe, Ohio	44092-2298
(Address of principal executive offices)	(Zip Code)

(440) 943-4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

	c.	Exhibits

		99.1	The Lubrizol Corporation News Release dated February 6, 2004 is furnished under Item 12.

Item 12.	Results of Operations and Financial Condition

A copy of the news release of The Lubrizol Corporation dated February 6, 2004, announcing the Company’s results for the year ended December 31, 2003, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company believes that disclosure of earnings per share data excluding the current year restructuring charge and the effect of the prior year accounting change is useful to investors because it depicts operating results excluding these items and may provide the investor with a better base from which to make future projections.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE LUBRIZOL CORPORATION

Date: February 6, 2004	By:	/S/ LESLIE M. REYNOLDS
	Name:	Leslie M. Reynolds
	Title:	Corporate Secretary and Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	The Lubrizol Corporation News Release dated February 6, 2004